                                                                      Exhibit 21

SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.

As of December 31, 2001, the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.

SUBSIDIARIES/AFFILIATES OF REGISTRANT

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Business Name and Address(1)                                       State of             % of Voting Shares,
----------------------------                                       ---------            Part. Interests,
                                                                   Incorporation        Voting Trust Certs.
                                                                   -------------        Captal
---------------------------------------------------------------------------------------------------------------
Household Investment Funding, Inc.                                 Delaware             100%
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Household Aviation, LLC                                            Delaware             N/A
---------------------------------------------------------------------------------------------------------------
Hamilton Investments, Inc.                                         Delaware             100%
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 Craig-Hallum Corporation                                          Delaware             100%
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Household Credit Services (III),Inc.                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Renaissance Bankcard Services                                     Oregon               100%
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 Renaissance Bankcard Services of Kentucky                         Kentucky             100%
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 Household Bank, f.s.b.                                            California           100%
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  HB Receivables Corporation                                       Nevada               100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Retail Services, Inc.                                 Delaware             100%
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  HHTS, Inc.                                                       Illinois             100%
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  Household Bank (SB), N.A.                                        United States        100%
---------------------------------------------------------------------------------------------------------------
   Household Affinity Funding Corporation                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Household Service Corporation of Illinois, Inc.                  Illinois             100%
---------------------------------------------------------------------------------------------------------------
   Household Insurance Services, Inc.                              Illinois             100%
---------------------------------------------------------------------------------------------------------------
  Housekey Financial Corporation                                   Illinois             100%
---------------------------------------------------------------------------------------------------------------
   Household Mortgage Services, Inc.                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
Beneficial Service Corporation                                     Delaware             100%
---------------------------------------------------------------------------------------------------------------
Beneficial Service Corporation of Delaware                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
Household Capital Corporation                                      Delaware             100%
---------------------------------------------------------------------------------------------------------------
Household Finance Corporation                                      Delaware             100%
---------------------------------------------------------------------------------------------------------------
 HRSI Funding, Inc. II                                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Affinity Funding Corporation II                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Receivables Funding, Inc. III                           Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Receivables Acquisition Company II                      Delaware             100%
---------------------------------------------------------------------------------------------------------------
 HGF Leasing, Inc.                                                 Delaware             100%
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 Beneficial Corporation                                            Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Finance Co.                                           Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Loan Corporation of Kentucky                          Kentucky             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Credit Corp.                                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Guaranty and Indemnity Insurance Company                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Bencharge Credit Service Holding Company                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Credit Services Northeast, Inc.                      Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Household Payroll Services, Inc.                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Credit Services of Connecticut Inc.                  Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Credit Services of Mississippi Inc.                  Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Credit Services of South Carolina Inc.               Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Credit Services Inc.                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Alabama Inc.                                          Alabama              100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Arizona Inc.                                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial California Inc.                                       Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Colorado Inc.                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Commercial Holding Corp.                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Commercial Corporation                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Beneficial Finance Leasing Corp.                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Beneficial Leasing Group, Inc.                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
     Neil Corporation                                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
     Silliman Corporation                                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Connecticut Inc.                                      Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Consumer Discount Co.                                 Pennsylvania         100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Delaware Inc.                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Discount Co. of Virginia                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Finance Co. of West Virginia                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Finance Services, Inc.                                Kansas               100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Florida Inc.                                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Florida                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Georgia Inc.                                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Hawaii Inc.                                           Delaware             100%
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


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
  Beneficial Idaho Inc.                                            Delaware             100%
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  Beneficial Illinois Inc.                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Income Tax Service Holding Co., Inc.                  Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Household Tax Masters Inc.                                      Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Indiana Inc.                                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Investment Co.                                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Credit Services of New York, Inc.                    Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial New York Inc.                                        New York             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Homeowner Service Corporation                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Iowa Inc.                                             Iowa                 100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Kansas Inc.                                           Kansas               100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Kentucky Inc.                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Land Company, Inc.                                    New Jersey           100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Loan & Thrift Co.                                     Minnesota            100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Louisiana Inc.                                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Maine Inc.                                            Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Management Corporation                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Management Institute, Inc.                           New York             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Management Corporation of America                     Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Franchise Company Inc.                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Beneficial Business Credit Corp.                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Beneficial Mark Holding Inc.                                   Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Trademark Co.                                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Management Headquarters, Inc.                         New Jersey           100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Facilities Corporation                               New Jersey           100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Maryland Inc.                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Massachusetts Inc.                                    Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Michigan Inc.                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Mississippi Inc.                                      Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Missouri, Inc.                                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Montana Inc.                                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Mortgage Holding Company                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Excess Servicing Inc.                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Home Mortgage Loan Corp.                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Arizona                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Colorado                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Connecticut                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Georgia                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Idaho                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Indiana                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Kansas, Inc.                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Louisiana                            Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Maryland                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Massachusetts                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Mississippi                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Missouri, Inc.                       Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Nevada                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of New Hampshire                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Oklahoma                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Rhode Island                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of South Carolina                       Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Texas                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Utah                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Co. of Virginia                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Beneficial Mortgage Co. of North Carolina                      Delaware             100%
---------------------------------------------------------------------------------------------------------------
     Decision One Mortgage Company, LLC                            North Carolina       100%
---------------------------------------------------------------------------------------------------------------
  Beneficial National Bank USA                                     Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Service Corporation of New Jersey                    Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Nebraska Inc.                                         Nebraska             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Nevada Inc.                                           Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial New Hampshire Inc.                                    Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial New Jersey Inc.                                       Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial New Mexico Inc.                                       Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial North Carolina Inc.                                   Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Oklahoma Inc.                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Oregon Inc.                                           Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Real Estate Company,Inc.                              New Jersey           100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Rhode Island Inc.                                     Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial South Carolina Inc.                                   Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial South Dakota Inc.                                     Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Systems Development Corp                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Technology Corporation                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Tennessee Inc.                                        Tennessee            100%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
  Beneficial Texas Inc.                                            Texas                100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Utah Inc.                                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Vermont Inc.                                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Virginia Inc.                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Washington Inc.                                       Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial West Virginia, Inc.                                   West Virginia        100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Wisconsin Inc.                                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Wyoming Inc.                                          Wyoming              100%
---------------------------------------------------------------------------------------------------------------
  Benevest Group Inc.                                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Benevest Service Company                                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Benevest Services, Inc.                                         Washington           100%
---------------------------------------------------------------------------------------------------------------
   Benevest Escrow Company                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
  BMC Holding Company                                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Mortgage Corporation                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Beneficial Mortgage Services, Inc.                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Bon Secour Properties Inc.                                       Alabama              100%
---------------------------------------------------------------------------------------------------------------
  Capital Financial Services Inc.                                  Nevada               100%
---------------------------------------------------------------------------------------------------------------
  Harbour Island Inc.                                              Florida              100%
---------------------------------------------------------------------------------------------------------------
   Harbour Island Venture One, Inc.                                Florida              100%
---------------------------------------------------------------------------------------------------------------
   Harbour Island Venture Three, Inc.                              Florida              100%
---------------------------------------------------------------------------------------------------------------
   Harbour Island Venture Four, Inc.                               Florida              100%
---------------------------------------------------------------------------------------------------------------
   Tampa Island Transit Company, Inc.                              Florida              100%
---------------------------------------------------------------------------------------------------------------
  Personal Mortgage Holding Company                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Personal Mortgage Corporation                                   Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Southern Trust Company                                           Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Southwest Beneficial Finance, Inc.                               Illinois             100%
---------------------------------------------------------------------------------------------------------------
  Wasco Properties, Inc.                                           Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Real Estate Joint Venture, Inc.                      Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Alabama Properties                                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
 HFC Card Funding Corporation                                      Delaware             100%
---------------------------------------------------------------------------------------------------------------
 HFC Funding Corporation                                           Delaware             100%
---------------------------------------------------------------------------------------------------------------
 HFC Revolving Corporation                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
 HFS Funding Corporation                                           Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Acquisition Corporation                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
  HFTA Corporation                                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Pacific Agency, Inc.                                            Nevada               100%
---------------------------------------------------------------------------------------------------------------
   HFTA Consumer Discount Company                                  Pennsylvania         100%
---------------------------------------------------------------------------------------------------------------
   HFTA First Financial Corporation                                California           100%
---------------------------------------------------------------------------------------------------------------
   HFTA Second Corporation                                         Alabama              100%
---------------------------------------------------------------------------------------------------------------
   HFTA Third Corporation                                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
   HFTA Fourth Corporation                                         Minnesota            100%
---------------------------------------------------------------------------------------------------------------
   HFTA Fifth Corporation                                          Nevada               100%
---------------------------------------------------------------------------------------------------------------
   HFTA Sixth Corporation                                          Nevada               100%
---------------------------------------------------------------------------------------------------------------
   HFTA Seventh Corporation                                        New Jersey           100%
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   HFTA Eighth Corporation                                         Ohio                 100%
---------------------------------------------------------------------------------------------------------------
   HFTA Ninth Corporation                                          West Virginia        100%
---------------------------------------------------------------------------------------------------------------
   HFTA Tenth Corporation                                          Washington           100%
---------------------------------------------------------------------------------------------------------------
   Household Finance Corp. of Hawaii                               Hawaii               100%
---------------------------------------------------------------------------------------------------------------
   Pacific Finance Loans                                           California           100%
---------------------------------------------------------------------------------------------------------------
 Household Automotive Finance Corp.                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
  ACC Funding Corp.                                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
  ACC Receivables Corp.                                            Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Household Automotive Credit Corporation                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
  OFL A Receivables Corp.                                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Auto Receivables Corporation                            Nevada               100%
---------------------------------------------------------------------------------------------------------------
 Household Bank (Nevada), N.A.                                     United States        100%
---------------------------------------------------------------------------------------------------------------
  Household Card Funding Corporation                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Household Receivables Funding Corporation                        Nevada               100%
---------------------------------------------------------------------------------------------------------------
  Household Receivables Funding Corporation II                     Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Household Receivables Funding, Inc.                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Capital Markets, Inc.                                   Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Card Services, Inc.                                     Nevada               100%
---------------------------------------------------------------------------------------------------------------
 Household Consumer Loan Corporation                               Nevada               100%
---------------------------------------------------------------------------------------------------------------
 Household Corporation                                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Credit Services, Inc.                                   Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Renaissance Recovery Services, Inc.                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Credit Services of Mexico, Inc.                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Financial Services, Inc.                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Group, Inc.                                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
  N Q Pension Company                                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Beneficial Loan Corp. of Kentucky                                Kentucky             100%
---------------------------------------------------------------------------------------------------------------
  Household Company of Maine                                       Maine                100%
---------------------------------------------------------------------------------------------------------------
  Household Life Insurance Co. of Arizona                          Arizona              100%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
  Household Insurance Group Holding Company                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Household Life Insurance Company of Delaware                    Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Household Insurance Agency, Inc.                                Michigan             100%
---------------------------------------------------------------------------------------------------------------
   Household Insurance Agency, Inc.                                Nevada               100%
---------------------------------------------------------------------------------------------------------------
   Wesco Insurance Company                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Southwest Texas General Agency, Inc.                           Texas                100%
---------------------------------------------------------------------------------------------------------------
   Service General Insurance Company                               Ohio                 100%
---------------------------------------------------------------------------------------------------------------
    Beneficial Ohio Inc.                                           Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Service Management Corporation                                 Ohio                 100%
---------------------------------------------------------------------------------------------------------------
     B.I.G. Insurance Agency, Inc.                                 Ohio                 100%
---------------------------------------------------------------------------------------------------------------
   BFC Agency, Inc.                                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
   BFC Insurance Agency of Nevada                                  Nevada               100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Direct, Inc.                                         New Jersey           100%
---------------------------------------------------------------------------------------------------------------
   Household Insurance Group, Inc.                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Service Administrators, Inc. (USA)                              Colorado             100%
---------------------------------------------------------------------------------------------------------------
   Household Life Insurance Company                                Michigan             100%
---------------------------------------------------------------------------------------------------------------
    First Central National Life Insurance Company of New York      New York             100%
---------------------------------------------------------------------------------------------------------------
   Arcadia Insurance Administrators, Inc.                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
  AHLIC Investment Holdings Corporation                            Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Cal Pacific Services, Inc.                                       California           100%
---------------------------------------------------------------------------------------------------------------
  HFS Investments, Inc.                                            Nevada               100%
---------------------------------------------------------------------------------------------------------------
   JV Mortgage Capital, Inc.                                       Delaware             50%
---------------------------------------------------------------------------------------------------------------
    JV Mortgage Capital, L.P.                                      Delaware             50.5%
---------------------------------------------------------------------------------------------------------------
     JV Mortgage Capital Consumer Discount Company                 Pennsylvania         100%
---------------------------------------------------------------------------------------------------------------
  Household Business Services, Inc.                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Financial Network Alliance, L.L.P.                              Illinois             50%
---------------------------------------------------------------------------------------------------------------
    FNA Consumer Discount Company                                  Pennsylvania         100%
---------------------------------------------------------------------------------------------------------------
  Household Commercial Financial Services, Inc.                    Delaware             100%
---------------------------------------------------------------------------------------------------------------
   The Generra Company                                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Business Realty Inc.                                            Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Business Lakeview, Inc.                                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Capital Graphics, Inc.                                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
   CPI Enterprises                                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
   HCFS Business Equipment Corporation                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
   HFC Commercial Realty, Inc.                                     Delaware             100%
---------------------------------------------------------------------------------------------------------------
    PPSG Corporation                                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
    G.C. Center, Inc.                                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Com Realty, Inc.                                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
     Lighthouse Property Corporation                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Household OPEB I, Inc.                                         Illinois             100%
---------------------------------------------------------------------------------------------------------------
   HFC Leasing, Inc.                                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
    First HFC Leasing Corporation                                  Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Second HFC Leasing Corporation                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Valley Properties Corporation                                  Tennessee            100%
---------------------------------------------------------------------------------------------------------------
    Fifth HFC Leasing Corporation                                  Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Sixth HFC Leasing Corporation                                  Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Seventh HFC Leasing Corporation                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Eighth HFC Leasing Corporation                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Tenth HFC Leasing Corporation                                  Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Eleventh HFC Leasing Corporation                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Thirteenth HFC Leasing Corporation                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Fourteenth HFC Leasing Corporation                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Seventeenth HFC Leasing Corporation                            Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Nineteenth HFC Leasing Corporation                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Twenty second HFC Leasing Corporation                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Twenty sixth HFC Leasing Corporation                           Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Beaver Valley, Inc.                                            Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Hull 752 Corporation                                           Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Hull 753 Corporation                                           Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Third HFC Leasing Corporation                                  Delaware             100%
---------------------------------------------------------------------------------------------------------------
     Macray Corporation                                            California           100%
---------------------------------------------------------------------------------------------------------------
    Fourth HFC Leasing Corporation                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
     Pargen Corporation                                            California           100%
---------------------------------------------------------------------------------------------------------------
    Fifteenth HFC Leasing Corporation                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
     Hull Fifty Corporation                                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
   HFC Retail Credit Services, Inc.                                Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Household Capital Investment Corporation                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
    Old K & B Corporation                                          Michigan             94.4%
---------------------------------------------------------------------------------------------------------------
   Household Commercial of California, Inc.                        California           100%
---------------------------------------------------------------------------------------------------------------
    Night Watch FSC, Ltd.                                          Bermuda              100%
---------------------------------------------------------------------------------------------------------------
    Amstelveen FSC, Ltd.                                           Bermuda              100%
---------------------------------------------------------------------------------------------------------------
    Overseas Leasing Two FSC, Ltd.                                 Bermuda              100%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
    Overseas Leasing Four FSC, Ltd.                                Bermuda              100%
---------------------------------------------------------------------------------------------------------------
    Overseas Leasing Five FSC, Ltd.                                Bermuda              100%
---------------------------------------------------------------------------------------------------------------
    Real Estate Collateral Management Company                      Delaware             100%
---------------------------------------------------------------------------------------------------------------
   OLC, Inc.                                                       Rhode Island         100%
---------------------------------------------------------------------------------------------------------------
    OPI, Inc.                                                      Virginia             100%
---------------------------------------------------------------------------------------------------------------
  Household Finance Consumer Discount Company                      Pennsylvania         100%
---------------------------------------------------------------------------------------------------------------
  Household Finance Corporation II                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Household Finance Corporation of Alabama                         Alabama              100%
---------------------------------------------------------------------------------------------------------------
  Household Finance Corporation of California                      Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Household Finance Corporation of Nevada                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Household Finance Realty Corporation of New York                Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Household Finance Corporation of West Virginia                   West Virginia        100%
---------------------------------------------------------------------------------------------------------------
  Household Finance Industrial Loan Company                        Washington           100%
---------------------------------------------------------------------------------------------------------------
  Household Finance Industrial Loan Company of Iowa                Iowa                 100%
---------------------------------------------------------------------------------------------------------------
  Household Finance Realty Corporation of Nevada                   Delaware             100%
---------------------------------------------------------------------------------------------------------------
   Household Finance Corporation III                               Delaware             100%
---------------------------------------------------------------------------------------------------------------
    HFC Agency of Connecticut, Inc.                                Connecticut          100%
---------------------------------------------------------------------------------------------------------------
    HFC Agency of Michigan, Inc.                                   Michigan             100%
---------------------------------------------------------------------------------------------------------------
    HFC Agency of Missouri, Inc.                                   Missouri             100%
---------------------------------------------------------------------------------------------------------------
    Household Realty Corporation                                   Delaware             100%
---------------------------------------------------------------------------------------------------------------
     Overseas Leasing One FSC, Ltd.                                Bermuda              100%
---------------------------------------------------------------------------------------------------------------
   Household Retail Services, Inc.                                 Delaware             100%
---------------------------------------------------------------------------------------------------------------
    HRSI Funding, Inc.                                             Nevada               100%
---------------------------------------------------------------------------------------------------------------
  Household Financial Center Inc.                                  Tennessee            100%
---------------------------------------------------------------------------------------------------------------
  Household Industrial Finance Company                             Minnesota            100%
---------------------------------------------------------------------------------------------------------------
  Household Industrial Loan Co. of Kentucky                        Kentucky             100%
---------------------------------------------------------------------------------------------------------------
  Household Recovery Services Corporation                          Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Household Relocation Management, Inc.                            Illinois             100%
---------------------------------------------------------------------------------------------------------------
  Household Servicing, Inc.                                        Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Mortgage One Corporation                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Mortgage Two Corporation                                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
  Sixty First HFC Leasing Corporation                              Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Pooling Corporation                                     Nevada               100%
---------------------------------------------------------------------------------------------------------------
 Household Receivables Acquisition Company                         Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household REIT Corporation                                        Nevada               100%
---------------------------------------------------------------------------------------------------------------
Household Financial Group, Ltd.                                    Delaware             100%
---------------------------------------------------------------------------------------------------------------
Household Global Funding, Inc.                                     Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Overseas Limited                                        England              100%
---------------------------------------------------------------------------------------------------------------
  Household International Netherlands B.V.                         Netherlands          100%
---------------------------------------------------------------------------------------------------------------
 Beneficial Premium Services Limited                               England              100%
---------------------------------------------------------------------------------------------------------------
 Beneficial Limited                                                England              100%
---------------------------------------------------------------------------------------------------------------
 Extracard Corp.                                                   Delaware             100%
---------------------------------------------------------------------------------------------------------------
 Household Ireland (Holdings), Limited                             Delaware             100%
---------------------------------------------------------------------------------------------------------------
  BFC Ireland (Holdings) Limited                                   Ireland              100%
---------------------------------------------------------------------------------------------------------------
   BFC Insurance (Life) Limited                                    Ireland              100%
---------------------------------------------------------------------------------------------------------------
   BFC Management Services Limited                                 Ireland              100%
---------------------------------------------------------------------------------------------------------------
   BFC Insurance Limited                                           Ireland              100%
---------------------------------------------------------------------------------------------------------------
   BFC Reinsurance Limited                                         Ireland              100%
---------------------------------------------------------------------------------------------------------------
 Household International (U.K.) Limited                            England              100%
---------------------------------------------------------------------------------------------------------------
  D.L.R.S. Limited                                                 England              100%
---------------------------------------------------------------------------------------------------------------
  HFC Bank plc                                                     England              100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Financial Services Limited                           England              100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Leasing Limited                                      England              100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Trust Investments Limited                            England              100%
---------------------------------------------------------------------------------------------------------------
   Beneficial Trust Nominees Limited                               England              100%
---------------------------------------------------------------------------------------------------------------
   Endeavour Personal Finance Limited                              England              100%
---------------------------------------------------------------------------------------------------------------
   Security Trust Limited                                          England              100%
---------------------------------------------------------------------------------------------------------------
   Sterling Credit Limited                                         England              100%
---------------------------------------------------------------------------------------------------------------
   Sterling Credit Management Limited                              England              100%
---------------------------------------------------------------------------------------------------------------
   The Loan Corporation Limited                                    England              100%
---------------------------------------------------------------------------------------------------------------
   HFC Pension Plan (Ireland) Limited                              Ireland              100%
---------------------------------------------------------------------------------------------------------------
   Hamilton Financial Planning Services Ltd.                       England              100%
---------------------------------------------------------------------------------------------------------------
   Hamilton Insurance Company Limited                              England              100%
---------------------------------------------------------------------------------------------------------------
   Hamilton Life Assurance Company Limited                         England              100%
---------------------------------------------------------------------------------------------------------------
   HFC Pension Plan Limited                                        England              100%
---------------------------------------------------------------------------------------------------------------
   Household Funding plc                                           England              100%
---------------------------------------------------------------------------------------------------------------
   Household Investments Limited                                   England              100%
---------------------------------------------------------------------------------------------------------------
   Household Leasing Limited                                       England              100%
---------------------------------------------------------------------------------------------------------------
   Household Management Corporation Limited                        England and Wales    100%
---------------------------------------------------------------------------------------------------------------
 Household Financial Corporation Limited                           Ontario              100%
---------------------------------------------------------------------------------------------------------------
  Household Realty Corporation (1997) Limited                      British Columbia     100%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
  Household Finance Corporation of Canada                          Canada               100%
---------------------------------------------------------------------------------------------------------------
  Household Realty Corporation Limited                             Ontario              100%
---------------------------------------------------------------------------------------------------------------
  Household Trust Company                                          Canada               100%
---------------------------------------------------------------------------------------------------------------
  Household Financial Corporation Inc.                             Ontario              100%
---------------------------------------------------------------------------------------------------------------
Household Reinsurance Ltd.                                         Bermuda              100%
---------------------------------------------------------------------------------------------------------------


(1) The business address for Household International and Household Finance Corporation and its subsidiaries is 2700 Sanders Road, Prospect Heights, Illinois 60070. The business address for Household Bank, f.s.b. and its subsidiaries is 2700 Sanders Road, Prospect Heights, Illinois 60070. The business address for Household's United Kingdom subsidiaries is North Street, Winkfield, Windsor, Berkshire SL4 4TD UNITED KINGDOM. The business address for Household's Canadian subsidiaries is 101 Duncan Mill Road, Suite 500, North York, Ontario M3B 1Z3 CANADA. The business address for Household's insurance subsidiaries is 200 Somerset Corporate Boulevard, Suite 100, Bridgewater, New Jersey 08807. The business address for Household Bank, N.A. is 1441 Schilling Place, Salinas, California 93901. The business address for Household's Automotive subsidiaries is 11452 El Camino Real, Suite 400, San Diego, California 92130.